UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2026

IMMUNIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Avenue of the Americas, Suite 200

New York, NY 10036

USA

(Address of principal executive offices)

Registrant’s telephone number, including area code: (332) 255-9818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IMUX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☐

Item 7.01. Regulation FD Disclosure

On September 9, 2026, Immunic, Inc. (the “Company” or “Immunic”) is hosting a Relapsing Multiple Sclerosis (RMS) Research and Development Day webinar (the “RMS R&D Day”). The RMS R&D Day will take place on Wednesday, September 9, 2026, from 11:00 a.m. to 12:30 p.m. ET via video conference. The Company intends to use a presentation during the RMS R&D Day (the “Presentation”) which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth therein.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and the Presentation are “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Current Report on Form 8-K, and the Presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, sufficiency of cash and cash runway, expected timing, development and results of clinical trials, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to Immunic's development programs and the targeted diseases; the potential for vidofludimus calcium to safely and effectively target diseases; preclinical and clinical data for vidofludimus calcium; the feasibility of advancing vidofludimus calcium to a confirmatory phase 3 clinical trial in progressive multiple sclerosis; the timing of current and future clinical trials, anticipated clinical milestones and regulatory approvals; the nature, strategy and focus of the company and further updates with respect thereto; the development and commercial potential of any product candidates of the company; Immunic’s continued listing on The Nasdaq Capital Market; and expectations regarding the capitalization, resources and ownership structure of the company and its executive and board structure. Immunic may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve substantial risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, increasing inflation, tariffs and macroeconomics trends, impacts of the Ukraine - Russia conflict and the conflict in the Middle East on planned and ongoing clinical trials, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient financial and other resources to meet business objectives and operational requirements, the fact that the results of earlier preclinical studies and clinical trials may not be predictive of future clinical trial results, any changes to the size of the target markets for the company’s products or product candidates, the protection and market exclusivity provided by Immunic’s intellectual property, risks related to the drug development and the regulatory approval process and the impact of competitive products and technological changes. A further list and descriptions of these risks, uncertainties and other factors can be found in the section captioned “Risk Factors,” in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 26, 2026, and in the company’s subsequent filings with the SEC. Copies of these filings are available online at www.sec.gov or ir.imux.com/sec-filings. Any forward-looking statement made in this Current Report on Form 8-K and the Presentation speaks only as of the date of this Current Report on Form 8-K, and the Presentation. Immunic disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. Immunic expressly disclaims all liability in respect to actions taken or not taken based on any or all of the contents of this Current Report on Form 8-K and the Presentation.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1	Presentation, dated September 9, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 9, 2026	Immunic, Inc.

	By:	/s/ Erik Lundgren
Erik Lundgren
Chief Executive Officer